Motley Fool Independence Fund

Investor Shares

SUMMARY PROSPECTUS

Ticker: FOOLX

A series of The Motley Fool Funds Trust	February 28, 2015

2000 Duke Street

Suite 175

Alexandria, VA 22314

The investment objective of the Motley Fool Independence Fund (the “Fund”) is to achieve long-term capital appreciation. The Fund pursues its objective by investing primarily in common stocks of U.S. companies and of companies that are organized under the laws of other countries around the world.

This Summary Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at http://www.foolfunds.com/forms/independencefund.aspx. You can also get this information at no cost by calling 1-888-863-8803 or by sending an e-mail request to prospectus@foolfunds.com. The Fund’s Prospectus, dated February 28, 2015, and the Fund’s SAI, dated February 28, 2015, each as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Independence Fund is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Independence Fund’s Investor Shares.

Shareholder Fees (Fees Paid Directly From Your Investment):

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as percentage of amount redeemed) (on shares held for 90 days or less)	2.00%
Exchange Fee	NONE
Maximum Annual Small-Balance Account Fee (on accounts with balances less than $10,000)	$24

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.85	%(a)
Distribution (12b-1) Fees	NONE
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.17%
Less: Contractual Expense Limitation	0.02	%(b)
Annual Operating Expenses After Expense Limitation	1.15%

(a)         For the next 10 months, the Independence Fund will pay the lesser of 0.85% or the amount that would have been payable under the previous advisory fee arrangement.

(b)         The Adviser has contractually agreed to pay, waive or absorb a portion of the Independence Fund’s Investor Shares expenses through the end of February 2016, or such later date as may be determined by the Independence Fund and the Adviser, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 1.15% annually of average daily net assets.  If the excluded expenses are incurred, the Independence Fund’s operating expenses will be higher than 1.15% annually.   The Adviser may recover from the Independence Fund’s Investor Shares fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 1.15% annually of average daily net assets. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Independence Fund, but otherwise it can be terminated only by the Independence Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Independence Fund’s Investor Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Independence Fund’s Investor Shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that:  (1) your investment has a 5% return each year, and (2) the Independence Fund’s Investor Shares operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$370	$642	$1,419

Portfolio Turnover

The Independence Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Independence Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Independence Fund’s performance. During the most recent fiscal year, the Independence Fund’s portfolio turnover rate was 24%.

Principal Investment Strategies

The Independence Fund pursues its investment objective by investing primarily in common stocks of U.S. companies and common stocks and depositary receipts of companies that are organized under the laws of other countries around the world.  Under normal market circumstances, the Independence Fund seeks to stay fully invested and does not attempt to time the market.  Because of the Independence Fund’s value focus, it is expected that investments in the securities of U.S. companies having smaller market capitalizations and the securities in foreign companies, including companies organized under the laws of emerging market countries, will be important components of the Independence Fund’s investment program.

In identifying investments for the Independence Fund, the Adviser looks for securities of companies that the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow.  In managing the Independence Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Independence Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes are undervalued and offer the best overall potential for capital appreciation.  The Independence Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

Although there is no limitation on the percentage of the Independence Fund’s net assets that may be invested in securities of foreign companies, such investments generally will not constitute more than 50% of the Independence Fund’s net assets.  To limit the risks associated with highly concentrated holdings, the Independence Fund does not invest more than 5% of its net assets in any one class of the securities of any one issuer at the time of purchase.

Principal Investment Risks

The value of the Independence Fund’s investments may increase or decrease, which will cause the value of the Independence Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Independence Fund, and there can be no assurance that the Independence Fund will achieve its investment objective.

Company and Market Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of the Independence Fund’s investments in common stocks.  In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

Investments in Small and Mid-Capitalization Companies

The Independence Fund invests in securities of companies having relatively small market capitalizations.  Investments in securities of these companies involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Investment Style Risk

The Independence Fund pursues a “value style” of investing.  Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.  If the Adviser’s assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Independence Fund could suffer losses or produce poor performance relative to other funds.  In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Foreign Investments

The Independence Fund invests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability.

Emerging Market Countries

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Independence Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets.

Depositary Receipts

The Independence Fund may purchase depositary receipts (ADRs, EDRs, GDRs, and NVDRs) to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Independence Fund can avoid currency risks during the settlement period for purchase and sales. However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers.

Performance Information:  The bar chart and performance table below illustrate the risks and volatility of an investment in the Independence Fund. The Independence Fund’s past performance, both before and after taxes, does not necessarily indicate how the Independence Fund will perform in the future.

The bar chart shows changes in the performance of the Independence Fund’s Investor Shares from year to year.

Best Quarter: 17.07% in the quarter ended September 30, 2010

Worst Quarter: (13.47)% in the quarter ended September 30, 2011

The performance table shows how the Independence Fund’s Investor Shares average annual total returns for the periods indicated compare with those of a broad measure of market performance.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2014)

	1 Year	3 Years	5 Years	Since Inception, June 16, 2009
Motley Fool Independence Fund - Investor Shares
Return Before Taxes	7.27%	14.57%	11.55%	15.05%
Return After Taxes on Distributions	6.73%	14.23%	11.25%	14.73%
Return After Taxes on Distributions and Sale of Fund Shares	4.57%	11.45%	9.22%	12.21%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	5.50%	16.13%	10.81%	13.90%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Independence Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the Independence Fund’s investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the Fund
William H. Mann III	Chief Investment Officer; Senior Portfolio Manager	2009
Timothy B. Hanson	Senior Portfolio Manager; Director of Research	2011
William S. Barker, CFA	Portfolio Manager	2009
Anthony L. Arsta	Portfolio Manager	2009
Nathan G. Weisshaar, CFA	Portfolio Manager	2014
David A. Meier	Portfolio Manager	2014
Bryan C. Hinmon, CFA	Portfolio Manager	2014
Charles L. Travers Jr.	Portfolio Manager	2014

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Independence Fund on any business day online or through our website at www.foolfunds.com, by mail (Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780), by express/overnight mail (Motley Fool Funds, 4400 Computer Dr., Westborough, MA 01581-1722), or by telephone  at 1-888-863-8803. The minimum initial investment in the Independence Fund’s Investor Shares is $500. Subsequent investments in an account may be made in any amount of $50 or more. These investment minimums may be waived in certain circumstances.

Tax Information

The Independence Fund’s distributions will generally be taxable to you as ordinary income, qualified dividend income or capital gains, unless your investment is held through an IRA or other tax-advantaged account.  Distributions on investments made through tax-advantaged accounts may be taxed upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Independence Fund through a broker-dealer or other financial intermediary (such as a bank), the Independence Fund and its related companies may pay the intermediary for the sale of Independence Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Independence Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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